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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                AMENDMENT NO. 1


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                AUGUST 23, 1996
                                (Date of report)



                                  ULTRAK, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                    0-9463             75-2626358
(State or other jurisdiction of    (Commission         (I.R.S. employer
incorporation or organization)     file number)        identification no.)



                        1220 CHAMPION CIRCLE, SUITE 100
                            CARROLLTON, TEXAS 75006
                    (Address of principal executive offices)


                                 (972) 280-9675
              (Registrant's telephone number, including area code)
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                         ULTRAK, INC. AND SUBSIDIARIES


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired

The audit report of KPMG on the financial statements of Maxpro Systems, Pty., Ltd. for the financial year ended June 30, 1995 is filed as part of this report. The audit report of Grant Thornton on the financial statements of Maxpro Systems, Pty., Ltd. for the financial year ended June 30, 1996 was previously filed.





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                              [KPMG LETTERHEAD]


                INDEPENDENT AUDITORS' REPORT TO THE MEMBERS OF

                            MAXPRO SYSTEMS PTY LTD


SCOPE

We have audited the financial statements of Maxpro Systems Pty Ltd for the financial year ended 30 June 1995 consisting of the profit and loss account, balance sheet, statement of cash flows, accompanying notes and the statement by directors set out on pages 3 to 16. The company's directors are responsible for the preparation and presentation of the financial statements and the information they contain. We have conducted an independent audit of these financial statements in order to express an opinion on them to the members of the company.

Our audit has been conducted in accordance with Australian auditing standards to provide reasonable assurance as to whether the financial statements are free of material misstatement. Our procedures included examination, on a test basis, of evidence supporting the amounts and other disclosures in the financial statements, and the evaluation of accounting policies and significant accounting estimates. These procedures have been undertaken to form an opinion as to whether, in all material respects, the financial statements are presented fairly in accordance with applicable accounting standards and other mandatory professional reporting requirements (Urgent Issues Group Consensus Views) and statutory requirements so as to present a view which is consistent with our understanding of the company's financial position, and the results of its operations and cash flows.

The audit opinion expressed in this report has been formed on the above basis.

AUDIT OPINION

In our opinion, the financial statements of Maxpro Systems Pty Ltd are properly drawn up:

(a)     so as to give a true and fair view of:

        i) the state of affairs of the company as at 30 June 1995 and of the results and cash flows of the company for the financial year ended on that date; and

        ii)     the other matters required by Divisions 4, 4A and 4B of Part
                3.6 of the Corporations Law to be dealt with in the financial statements;

(b)     in accordance with the provisions of the Corporations Law; and

(c) in accordance with applicable Accounting Standards and other mandatory professional reporting requirements.

                                        KPMG
                                        Chartered Accountants


                                        /s/ B C FULLARTON
                                        ------------------------------
                                        B C FULLARTON
                                        Partner

Perth
15 November 1995

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                         ULTRAK, INC. AND SUBSIDIARIES

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        ULTRAK, INC.
                                        (Registrant)


Date: October 18, 1996                  By: /s/ TIM D. TORNO
                                            -----------------------------
                                        Tim D. Torno

                                        Principal Financial and
                                        Accounting Officer